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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of earliest event reported): April 5, 2004
                                 ______________

                     InterDigital Communications Corporation
             (Exact name of registrant as specified in its charter)



           Pennsylvania                 1-11152                  23-1882087
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)




781 Third Avenue, King of Prussia, PA                               19406-1409
 (Address of Principal Executive Offices)                           (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800

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Item 5.       Other Events and Required FD Disclosure.

InterDigital Communications Corporation issued a press release yesterday announcing that its Board of Directors has approved changes to its compensation program. A copy of the press release is attached hereto as Exhibit 99.1.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                     INTERDIGITAL COMMUNICATIONS CORPORATION


                                                     By: /s/ R. J. Fagan
                                                        ------------------------
                                                         Richard J. Fagan
                                                         Chief Financial Officer


Dated:  April 6, 2004

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                                  EXHIBIT INDEX


Exhibit No.             Description
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99.1                    Press release dated April 5, 2004